SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2001

                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


        Cayman Islands                     1-10809              98-0191089
(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
incorporation or organization)                              Identification No.)

    Cumberland House, 1 Victoria Street, Hamilton, Bermuda             HM 11
           (Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (441) 292-8515



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ITEM 5.  Other Events.

     Attached hereto as Exhibit 99 is a press release issued by XL Capital Ltd (the "Company") on July 25, 2001 announcing the completion of the acquisition of Winterthur International from Winterthur Swiss Insurance Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 25, 2001              XL CAPITAL LTD


                                   By: /s/ Paul. S. Giordano
                                       ----------------------------------------
                                        Name:  Paul S. Giordano
                                        Title: Executive Vice President
                                               General Counsel and Secretary



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                                  EXHIBIT INDEX


Exhibit                             Description

   99                Press Release dated July 25, 2001